UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 30, 2007
Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Corporate Drive
Shelton, Connecticut 06484
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                       Compensatory Arrangements of Certain Officers.

                On January 30, 2007, the Board of Directors of Clayton Holdings, Inc. (the “Company”) adopted a Non-Employee Directors’ Compensation Plan (the “Non-Employee Directors’ Compensation Plan”), pursuant to the recommendation of its Compensation Committee, under which the Company’s non-employee directors will receive cash and equity awards for their service to the Company.  The equity awards under the Non-Employee Directors’ Compensation Plan will consist of initial and annual awards of restricted deferred stock units that will vest generally one year from the award date pursuant to the terms of a Deferred Stock Unit Award Agreement (the “Deferred Stock Unit Award Agreement”).  The foregoing description of the Non-Employee Directors’ Compensation Plan and the Deferred Stock Unit Award Agreement does not purport to be a complete summary and is qualified in its entirety by reference to the full text of each which are attached hereto as Exhibits 10.1 and 10.2, respectively.

                On January 30, 2007, the Company entered into agreements with each of Frederick C. Herbst, its Chief Financial Officer, Steven L. Cohen, its Senior Vice President — General Counsel, and David Keith Johnson, its President and Chief Operating Officer, that amended the executive’s current employment agreements.  Pursuant to the amendments to each of Mr. Herbst’s and Mr. Cohen’s employment agreement, each of the executives shall (i) be eligible to receive an annual incentive bonus in an amount based upon the Company and the executive achieving performance goals, criteria and targets as may be established in the sole discretion of the Company’s Board of Directors or a committee thereof, and (ii) upon a change of control, receive a lump-sum payment equal to 150% of the executive’s annual base salary and target incentive bonus in effect on the date of termination.  Mr. Johnson’s employment agreement was amended to revise the definition of “Good Reason.”  The foregoing description of the amendments does not purport to be a complete summary and is qualified in its entirety by reference to the full text of each which are attached hereto as Exhibits 10.3, 10.4, and 10.5, respectively.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

10.1                           Non-Employee Directors’ Compensation Plan

10.2                           Form of Deferred Stock Unit Award Agreement

10.3                           Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and Frederick C. Herbst dated January 30, 2007

10.4                           Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and Steven L. Cohen dated January 30, 2007

10.5                           Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and David Keith Johnson dated January 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

February 2, 2007	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Non-Employee Directors’ Compensation Plan

10.2	Form of Deferred Stock Unit Award Agreement

10.3	Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and Frederick C. Herbst dated January 30, 2007

10.4	Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and Steven L. Cohen dated January 30, 2007

10.5	Amendment No. 1 to Employment Agreement between Clayton Holdings, Inc. and David Keith Johnson dated January 30, 2007